200 Berkeley Street

Boston, MA 02116-5034

CERTIFICATION UNDER SECTION 906 OF SARBANES-OXLEY ACT OF 2002

In connection with the annual reports of Evergreen Select Equity Trust (the “Registrant”) on Form N-CSR for the period ended July 31, 2008, as filed with the Securities and Exchange Commission (the “Reports”), I, Jeremy DePalma, Principal Financial Officer of Evergreen Select Equity Trust, hereby certify, pursuant to Section 1350 of Title 18 of United States Code, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1. The Reports fully comply with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934;

2. The information contained in the Reports fairly present, in all material respects, the financial condition and results of operations of the Registrant.

Date: September 29, 2008

___________________________

Jeremy DePalma

Principal Financial Officer

Evergreen Select Equity Trust

A signed original of this written statement required by Section 906 has been provided to the Registrant and will be retained by the Registrant and furnished to the Securities and Exchange Commission or its staff upon request.

In connection with the annual reports of Evergreen Select Equity Trust (the “Registrant”) on Form N-CSR for the period ended July 31, 2008, as filed with the Securities and Exchange Commission (the “Reports”), I, Dennis H. Ferro, Principal Executive Officer of Evergreen Select Equity Trust, hereby certify, pursuant to Section 1350 of Title 18 of United States Code, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1. The Reports fully comply with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934;

2. The information contained in the Reports fairly present, in all material respects, the financial condition and results of operations of the Registrant.

Date: September 29, 2008

___________________________

Dennis H. Ferro

Principal Executive Officer

Evergreen Select Equity Trust

A signed original of this written statement required by Section 906 has been provided to the Registrant and will be retained by the Registrant and furnished to the Securities and Exchange Commission or its staff upon request.